                                                                    Exhibit 10.3


                             LEASE AGREEMENT BETWEEN

           W9/MBC REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership, AS LANDLORD,

                                       AND

          MARLIN LEASING CORPORATION, a Delaware corporation, AS TENANT




                               DATED APRIL 9, 1998

1.    Lease Grant............................................................1

2.    Term...................................................................1

3.    Rent...................................................................1

      (a)   Basic Rent.......................................................1

      (b)   Payment..........................................................1

      (c)   Operating Costs..................................................2

4.    Delinquent Payment; Handling Charges...................................3

5.    Security Deposit.......................................................3

6.    Landlord's Obligations.................................................4

      (a)   Landlord's Obligations...........................................4

      (b)   Landlord's Right to Perform Tenant's Obligations.................4

7.    Improvements; Alterations; Repairs; Maintenance........................4

      (a)   Improvements; Alterations........................................4

      (b)   Repairs; Maintenance.............................................5

      (c)   Performance of Work..............................................5

      (d)   Mechanic's Liens.................................................5

      (e)   Environmental Compliance.........................................6

      (f)   Utilities........................................................7

      (g)   Landlord's Construction obligation...............................4

8.    Use....................................................................7

9.    Assignment and Subletting..............................................7

      (a)   Transfers: Consent...............................................7

      (b)   Cancellation.....................................................8

      (c)   Additional Compensation..........................................8

10.   Insurance; Waivers; Subrogation; Indemnity.............................8

      (a)   Insurance........................................................8

      (b)   Waiver of Negligence; No Subrogation.............................9

      (c)   Indemnity........................................................9

11.   Subordination; Attornment;  Notice to Landlord's Mortgage..............9

      (a)   Subordination...................................................10
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      (b)   Attornment......................................................10

      (c)   Notice to Landlord's Mortgagee..................................10

      (d)   Landlord's Mortgagee's Protection Provisions....................10

12.   Rules and Regulations.................................................11

13.   Condemnation..........................................................11

      (a)   Total Taking....................................................11

      (b)   Partial Taking - Tenant's Rights................................11

      (c)   Partial Taking - Landlord's Rights..............................11

      (d)   Award...........................................................11

14.   Fire or Other Casualty................................................11

      (a)   Repair Estimate.................................................11

      (b)   Landlord's and Tenant's Rights..................................12

      (c)   Landlord's Rights...............................................12

      (d)   Repair Obligation...............................................12

15.   Personal Property Taxes...............................................12

16.   Events of Default.....................................................12

17.   Remedies..............................................................13

18.   Payment by Tenant; Non-Waiver.........................................14

      (a)   Payment by Tenant...............................................14

      (b)   No Waiver.......................................................14

19.   Waiver of Distraint...................................................15

20.   Surrender of Premises.................................................15

21.   Holding Over..........................................................15

22.   Certain Rights Reserved by Landlord...................................15

23.   Intentionally Deleted.................................................

24.   Miscellaneous.........................................................16

      (a)   Landlord Transfer...............................................16

      (b)   Landlord's Liability............................................16

      (c)   Force Majeure...................................................16

      (d)   Brokerage.......................................................16

      (e)   Estoppel Certificates...........................................16

      (f)   Notices.........................................................17
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      (g)   Separability....................................................17

      (h)   Amendments; and Binding Effect..................................17

      (i)   Quiet Enjoyment.................................................17

      (j)   No Merger.......................................................17

      (k)   No Offer........................................................17

      (l)   Entire Agreement................................................17

      (m)   Waiver of Jury Trial............................................18

      (n)   Governing Law...................................................18

      (o)   Joint and Several Liability.....................................18

      (p)   Financial Reports...............................................18

      (q)   Landlord's Fees.................................................18

      (r)   Telecommunications..............................................18

      (s)   General Definitions.............................................18

      (t)   Confidentiality.................................................19

      (u)   Parking.........................................................19

      (v)   Effectiveness of Lease..........................................19

      (w)   List of Exhibits................................................19

25.   Other Provisions......................................................19
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                              LIST OF DEFINED TERMS

                                                                            Page

Additional Rent .............................................................1
Affiliate...................................................................18
Basic Rent...................................................................1
Building.....................................................................1
Casualty....................................................................11
Commencement Date............................................................1
Damage Notice...............................................................12
Event of Default............................................................13
Hazardous Substances.........................................................6
including...................................................................18
Interest Rate................................................................3
ISRA.........................................................................6
Landlord.....................................................................1
Landlord's Mortgagee........................................................10
Law.........................................................................18
Laws........................................................................18
Lease........................................................................1
Loss.........................................................................9
NJDEP........................................................................6
Operating Costs..............................................................2
Operating Costs and Tax Statement............................................3
Permitted Use................................................................7
Premises.....................................................................1
Proportionate Share..........................................................3
Rent.........................................................................1
Security Deposit.............................................................3
Taking......................................................................11
Taxes........................................................................3
Tenant.......................................................................1
Tenant Party................................................................18
Term.........................................................................1
Transfer.....................................................................7

                                      LEASE

      THIS LEASE AGREEMENT (this "Lease") is entered into as of April 9, 1998, between W9/MBC REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord"), and MARLIN LEASING CORPORATION, a Delaware corporation ("Tenant").

1. Lease Grant. Subject to the terms of this Lease, Landlord leases to Tenant, and Tenant leases from Landlord, Suite No. 170 (the "Premises") as depicted in the plan attached hereto as Exhibit A in the office building (the "Building") located at 124 Gaither Drive, Mt. Laurel Township, Burlington County, New Jersey. The land on which the Building is located is described on Exhibit B attached hereto. The term "Building" includes the related land, driveways, parking facilities, and similar improvements. Tenant shall also have a non-exclusive license to use such driveways and parking facilities.

2.    Term. The term of this Lease shall begin on the Commencement Date
(defined hereunder) and shall expire at 5:00 p.m., July 31, 2001 (the "Term", which definition shall include all renewals of the initial Term). If the Commencement Date is not the first day of a calendar month, then the Term shall be extended by the number of days between the Commencement Date and the first day of the next month. The "Commencement Date" shall mean the date that is the first to occur of: (i) the date that Landlord receives a temporary or permanent certificate of occupancy for the Premises, and (ii) August 1, 1998. Tenant shall promptly execute and deliver to Landlord an Acknowledgment of Commencement Date in form reasonably requested by Landlord.

3.    Rent.

      (a) Basic Rent. "Basic Rent" (herein so called) shall be the following amounts for the following periods of time:

      Time Period                         Monthly Basic Rent
      Commencement Date - May 31, 1999      $12,271.00
      June 1, 1999 - July 31 , 2000         $12,271.00
      June 1, 2000- July 31, 2001           $12,271.00

      (b) Payment. Tenant shall timely pay to Landlord Basic Rent and all additional sums to be paid by Tenant to Landlord under this Lease (collectively, the "Rent"), without deduction or set off, at Landlord's address provided for in this Lease or as otherwise specified by Landlord. Basic Rent, adjusted as herein provided, shall be payable monthly in advance, and shall be accompanied by all applicable state and local sales or use taxes. The first monthly installment of Basic Rent shall be payable contemporaneously with the execution of this Lease; thereafter, Basic Rent shall be payable on the first day of each month beginning on the first day of the second full calendar month of the Term. The monthly Basic Rent for any partial month at the beginning of the Term shall equal the product of 1/365 of the annual Basic Rent in effect during the partial month and the number of days in the partial month from and after the Commencement Date, and shall be due on the Commencement Date.

      (c) Operating Costs.

            (1) Tenant shall pay as additional rent under this Lease ("Additional Rent") Tenant's Proportionate Share (defined hereunder) of Operating Costs. Landlord may make a good faith estimate of the Additional Rent to be due by Tenant for any calendar year or part thereof during the Term, and Tenant shall pay to Landlord, on the Commencement Date and on the first day of each calendar month thereafter, an amount equal to the estimated Additional Rent for such calendar year or part thereof divided by the number of months therein. From time to time, Landlord may estimate and re-estimate the Additional Rent to be due by Tenant and deliver a copy of the estimate or re-estimate to Tenant. Thereafter, the monthly installments of Additional Rent payable by Tenant shall be appropriately adjusted in accordance with the estimations so that, by the end of the calendar year in question, Tenant shall have paid all of the Additional Rent as estimated by Landlord. Any amounts paid based on such an estimate shall be subject to adjustment as herein provided when actual Operating Costs are available for each calendar year.

            (2) The term "Operating Costs" shall mean all reasonable expenses and disbursements (subject to the limitations set forth below) that Landlord incurs in connection with' the ownership, operation, and maintenance of the Building, determined in accordance with sound accounting principles consistently applied, including, but not limited to, the following costs: (A) wages and salaries (including management fees) of all employees engaged in the operation, maintenance, and security of the Building, including taxes, insurance and benefits relating thereto; (B) all supplies and materials used in the operation, maintenance, repair, replacement, and security of the Building; (C) costs for improvements made to the Building which, although capital in nature, are expected to reduce the normal operating costs of the Building, as well as capital improvements made in order to comply with any law hereafter promulgated by any governmental authority, as amortized over the useful economic life of such improvements as determined by Landlord in its reasonable discretion, (D) cost of all utilities, except the cost of utilities reimbursable to Landlord by the Building's tenants other than pursuant to a provision similar to this
Section 3(c) (E) insurance expenses; (F) repairs, replacements, and general maintenance of the Building; and (G) service or maintenance contracts with independent contractors for the operation, maintenance, repair, replacement, or security of the Building (including, without limitation, alarm service, window cleaning, and snow removal, if any).

            Operating Costs shall not include costs for (i) capital improvements made to the Building, other than capital improvements described in Section 3.(c)(2)(C) and except for items which are generally considered maintenance and repair items, such as painting of common areas and the like; (ii) repair, replacements and general maintenance paid by proceeds of insurance or by Tenant or other third parties; (iii) interest, amortization or other payments on loans to Landlord; (iv) depreciation; (v) leasing commissions; (vi) legal expenses for services, other than those that benefit the Building tenants generally (e.g., tax disputes); (vii) renovating or otherwise improving space for occupants of the Building or vacant space in the Building; (viii) Taxes

(defined below), and (ix) federal income taxes imposed on or measured by the income of Landlord from the operation of the Building.

            (3) Tenant shall also pay its Proportionate Share of the Taxes for each year and partial year falling within the Term, which shall be determined by multiplying the aggregate Taxes by Tenant's Proportionate Share. Tenant shall pay its Proportionate Share of Taxes in the same manner as provided above for Additional Rent with regard to Operating Costs. "Taxes" shall mean taxes, assessments, and governmental charges whether federal, state, county or municipal, and whether they be by taxing districts or authorities presently taxing or by others, subsequently created or otherwise, and any other taxes and assessments attributable to the Building (or its operation), excluding, however, penalties and interest thereon and federal and state taxes on income (if the present method of taxation changes so that in lieu of the whole or any part of any Taxes, there is levied on Landlord a capital tax directly on the rents received therefrom or a franchise tax, assessment, or charge based, in whole or in part, upon such rents for the Building, then all such taxes, assessments, or charges, or the part thereof so based, shall be deemed to be included within the term "Taxes" for purposes hereof). Taxes shall include the reasonable costs of consultants retained in an effort to lower taxes and all reasonable costs incurred in disputing any taxes or in seeking to lower the tax valuation of the Building.

            (4) By April 1 of each calendar year, or as soon thereafter as practicable, Landlord shall furnish to Tenant a statement of Operating Costs for the previous year, adjusted as provided in Section 3.(c)(5), and of the Taxes for the previous year (the "Operating Costs and Tax Statement"). If the Operating Costs and Tax Statement reveals that Tenant paid more for Operating Costs than the actual amount for the year for which such statement was prepared, or more than its actual share of Taxes for such year, then Landlord shall promptly credit or reimburse Tenant for such excess; likewise, if Tenant paid less than Tenant's actual Proportionate Share of Additional Rent or share of Taxes due, then Tenant shall promptly pay Landlord such deficiency.

            (5) As used herein, Tenant's "Proportionate Share" shall be 15%, which is the percentage obtained by dividing the rentable square feet of area in the Premises, which is stipulated to be 12,271 rentable square feet by the total number of square feet of area in the Building, which is stipulated to be 79,635 rentable square feet.

4. Delinquent Payment; Handling Charges. All past due payments required of Tenant hereunder shall bear interest from the date due until paid at the lesser of 18% per annum (the "Interest Rate") or the maximum lawful rate of interest; additionally, after Landlord has delivered to Tenant written notice of its failure to pay rent when due, then Landlord may without delivering to Tenant notice of such delinquency, charge Tenant a fee equal to 5% of any future delinquent payment during the 12-month period following such delinquency to reimburse Landlord for its cost and inconvenience incurred as a consequence of Tenant's delinquency. In no event, however, shall the charges permitted under this Section 4 or elsewhere in this Lease, to the extent they are considered to be interest under law, exceed the maximum lawful rate of interest.

5. Security Deposit. Contemporaneously with the execution of this Lease, Tenant shall pay to Landlord $12,271.00 (the "Security Deposit"), which shall be held by Landlord to secure Tenant's performance of its obligations under this Lease. The Security Deposit is not an advance payment of Rent or a measure or limit of Landlord's damages upon an Event of Default (defined in Section 16). Landlord may, from time to time and without prejudice to any other remedy, use all or a part of the Security Deposit to perform any obligation Tenant fails to perform hereunder. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. Provided that Tenant has performed all of its obligations hereunder, Landlord shall, within 30 days after the Term ends, return to Tenant the portion of the Security Deposit which was not applied to satisfy Tenant's obligations. The Security Deposit may be commingled with other funds, and no interest shall be paid thereon. If Landlord transfers its interest in the Premises and the transferee assumes Landlord's obligations under this Lease, then Landlord may assign the Security Deposit to the transferee and Landlord thereafter shall have no further liability for the return of the Security Deposit.

6.    Landlord's Obligations

      (a) Landlord's Obligations. This Lease is intended to be a net lease; accordingly, Landlord's maintenance obligations are limited to the replacement of the Building's roof and maintenance of the foundation and structural members of exterior walls (the "Buildings Structure") and the maintenance of parking areas, driveways, alleys and grounds surrounding the Building, including the maintenance of the exterior of the Building and rail tracks serving the Building; Landlord shall not be responsible for (1) any such work until Tenant notifies Landlord of the need therefor in writing or (2) for alterations to the Building's Structure required by applicable law because of Tenant's use of the Premises (which alterations shall be Tenant's responsibility). [The Building's Structure does not include skylights, windows, glass or plate glass, doors, special fronts, or office entries, all of which shall be maintained by Tenant. Landlord's liability for any defects, repairs, replacement or maintenance for which Landlord is specifically responsible for under this Lease shall be limited to the cost of performing the work unless such liability is due to Landlord's gross negligence or willful misconduct.

      (b) Landlord's Right to Perform Tenant's Obligations. Landlord may, at its option, perform Tenant's maintenance, repair, and replacement obligations and any other items that are Tenant's obligation pursuant to Section 7 if Tenant fails to do so within five (5) days of the date Tenant receives notice of the necessity to perform such maintenance, repair, or replacement. Tenant shall reimburse Landlord for the cost incurred in so doing within ten (10) days after being invoiced therefor.

      (c) Construction. Landlord's obligation to construct improvements in the Premises for Tenant's occupancy shall be limited to those obligations, if any, specifically set forth on Exhibit D hereto.

7.    Improvements; Alterations; Repairs; Maintenance.

      (a) Improvements; Alterations. Improvements to the Premises shall be installed at Tenant's expense only in accordance with plans and specifications which have been previously submitted to and approved in writing by Landlord. No alterations or physical additions in or to the Premises may be made without Landlord's prior written consent, which shall not be unreasonably withheld or delayed; however, Landlord may withhold its consent to any alteration or addition that would affect the Building's structure or its HVAC, plumbing, electrical, or mechanical systems. Tenant shall not paint or install lighting or decorations, signs, window or door lettering, or advertising media of any type on or about the Premises without the prior written consent of Landlord. All alterations, additions, or improvements made in or upon the Premises shall, at Landlord's option, either be removed by Tenant prior to the end of the Term (and Tenant shall repair all damage caused thereby), or shall remain on the Premises at the end of the Term without compensation to Tenant. All alterations, additions, and improvements shall be constructed, maintained, and used by Tenant, at its risk and expense, in accordance with all Laws (defined hereunder); Landlord's approval of the plans and specifications therefor shall not be a representation by Landlord that such alterations, additions, or improvements comply with any Law.

      (b) Repairs; Maintenance. Tenant shall maintain all parts of the Premises in a good condition and promptly make all necessary repairs and replacements to the Premises, excepting only that work which Landlord is expressly responsible for pursuant to Section 6.(a). Tenant shall maintain the HVAC, plumbing, electrical, and mechanical systems in the Premises (collectively, the "Building Systems") in good repair and condition in accordance with applicable law and the equipment manufacturer's suggested service programs. Landlord warrants that as of the Commencement Date, the Building Systems shall be in good operating condition. If Landlord so directs, Tenant shall enter into a preventive maintenance/service contract with a maintenance contractor approved by Landlord for servicing all air conditioning, heating, ventilating and other equipment located within or serving the Premises.

      (c) Performance of Work. All work described in this Section 7 shall be performed only by Landlord or by contractors and subcontractors approved in writing by Landlord. Tenant shall cause all contractors and subcontractors to procure and maintain insurance coverage naming Landlord as an additional insured against such risks, in such amounts, and with such companies as Landlord may reasonably require. All such work shall be performed in accordance with all Laws and in a good and workmanlike manner so as not to damage the Premises, the Building, or the components thereof.

      (d) Mechanic's Liens. Tenant shall not permit any mechanic's liens to be filed against the Premises or the Building for any work performed, materials furnished, or obligation incurred by or at the request of Tenant. If such a lien is filed, then Tenant shall, within ten days after Landlord has delivered notice of the filing thereof to Tenant, either pay the amount of the lien or diligently contest such, lien and deliver to Landlord a bond or other security reasonably satisfactory to Landlord. If Tenant fails to timely take either such action, then Landlord may pay the lien claim, and any amounts so paid, including expenses and interest, shall be paid by Tenant to Landlord within ten days after Landlord has invoiced Tenant therefor. All materialmen, contractors, artisans, mechanics, laborers, and any other persons now or hereafter contracting with Tenant or any contractor or subcontractor of Tenant for the furnishing of any labor services, materials, supplies, or equipment with respect to any portion of the Premises, at any time from the date hereof until the end of the Term of this Lease, are hereby charged with notice that they look exclusively to Tenant to obtain payment for same. Nothing contained herein shall be deemed as consent by Landlord to any liens being placed upon the Building due to any work performed by or for Tenant.

      (e) Environmental Compliance

            (1) Tenant acknowledges the existence of environmental laws, rules and regulations, including the provisions of ISRA (defined below ). Tenant shall comply with any and all such laws, rules and regulations. Tenant represents to Landlord that Tenant's Standard Industrial Classification (SIC) Number as designated in the Standard Industrial Classification Manual prepared by the Office of Management and Budget in the Executive Office of the President of the United States will not subject the Premises to ISRA applicability. Any change by Tenant to an operation with an SIC Number subject to ISRA shall require Landlord's written consent. Any such proposed change shall be sent in writing to Landlord sixty (60) days prior to the proposed change. Landlord, at its sole option, may deny consent.

            (2) Tenant agrees to execute such documents as Landlord reasonably deems necessary and to make such applications as Landlord reasonably requires to assure compliance with ISRA. Tenant shall bear all costs and expenses incurred by Landlord associated with any required ISRA compliance resulting from Tenant's use of the Premises including state agency fees, engineering fees, clean-up costs, filing fees and suretyship expenses. As used in this Lease, ISRA compliance shall include applications for determinations of nonapplicability by the appropriate governmental authority. The foregoing undertaking shall survive the termination or sooner expiration of this Lease and surrender of the Premises and shall also survive sale, or lease or assignment of the Premises by Landlord. Tenant agrees to indemnify and hold Landlord harmless from any violation of ISRA occasioned by Tenant's use of the Premises. The Tenant shall immediately provide Landlord with copies of all correspondence, reports, notices, orders, findings, declarations and other materials pertinent to Tenant's compliance and the requirements of the `New Jersey Department of Environmental Protection ("NJDEP") under ISRA as they are issued or received by Tenant.

            (3) Tenant agrees not to generate, store, manufacture, refine, transport, treat, dispose of or otherwise permit to be present on or about the Premises, any Hazardous Substances. As used herein, "Hazardous Substances" shall be defined as any "hazardous chemical," "hazardous substance" or similar term as defined in the Comprehensive Environmental Responsibility Compensation and Liability Act, as amended (42 U.S.C. 9601, et seq. the New Jersey Environmental Cleanup Responsibility Act, as amended, N.J.S.A. 13:1K-6 et seq. and/or the Industrial Site Recovery Act ("ISRA"), the New Jersey Spill Compensation and Control Act, as amended, N.J.S.A. 58:10-23.11b, et seq. any rules or regulations promulgated thereunder, or in any other applicable federal, state or local law, rule or regulation dealing with environmental protection. The provisions contained in this Section shall be applicable notwithstanding the fact that any substance shall not be deemed to be a Hazardous Substance at the time of its use by Tenant but shall thereafter be deemed to be a Hazardous Substance.

            (4) If Tenant fails to comply with ISRA as stated in this Section or any other governmental law as of the termination or sooner expiration of this Lease and as a consequence thereof Landlord is unable to rent the Premises, then Landlord shall treat Tenant as one who has not removed at the end of its Term, and thereupon be entitled to all remedies against

Tenant provided by law in that situation including a monthly rental of two hundred (200%) percent of the monthly Basic Rent for the last month of the Term of this Lease or any renewal term, payable in advance on the first day of each month, until such time as Tenant provides Landlord with a negative declaration or confirmation that any required clean-up plan has been successfully completed.

            (5) Tenant agrees to indemnify and hold harmless Landlord and Landlord's Mortgagee of the Premises from and against any and all liabilities, damages, claims, losses, judgments, causes of action, costs and expenses (including the reasonable fees and expenses of counsel) which may be incurred by Landlord or Landlord's Mortgagee (defined hereunder) or threatened against Landlord or Landlord's Mortgagee, relating to or arising out of any breach by Tenant of the undertakings set forth in this Section, said indemnity to survive this Lease expiration or sooner termination.

      (f) Utilities. Tenant shall obtain and pay for all water, gas, electricity, heat, telephone, sewer, sprinkler charges and other utilities and services used at the Premises, together with all taxes, penalties, surcharges, and maintenance charges pertaining thereto. Landlord may, at Tenant's expense, separately meter and bill Tenant directly for its use of utility services. Landlord shall not be liable for any interruption or failure of utility service to the Premises unless caused by Landlord's willful misconduct or ordinary negligence. Any amounts payable by Tenant under this Section shall be due within ten (10) days after Landlord has invoiced Tenant therefor.

8. Use. Tenant shall continuously occupy and use the Premises for general office use only ("Permitted Use") and shall comply with all Laws relating to the use, condition, access to, and occupancy of the Premises. The Premises shall not be used for any use which is disreputable, creates extraordinary fire hazards, or results in an increased rate of insurance on the Building or its contents, or for the storage of any hazardous materials or substances. If, because of a Tenant Party's acts, the rate of insurance on the Building or its contents increases, then such acts shall be an Event of Default, Tenant shall pay to Landlord the amount of such increase on demand, and acceptance of such payment shall not waive any of Landlord's other rights. Tenant shall conduct its business and control each other Tenant Party so as not to create any nuisance or unreasonably interfere with other tenants or Landlord in its management of the Building.

9.    Assignment and Subletting

      (a) Transfers; Consent. Tenant shall not, without the prior written consent of Landlord, (1) assign, transfer, or encumber this Lease or any estate or interest herein, whether directly or by operation of law, (2) permit any other entity to become Tenant hereunder by merger, consolidation, or other reorganization, (3) if Tenant is an entity other than a corporation whose stock is publicly traded, permit the transfer of an ownership interest in Tenant so as to result in a change in the current control of Tenant, (4) sublet any portion of the Premises, (5) grant any license, concession, or other right of occupancy of any portion of the Premises, or (6) permit the use of the Premises by any parties other than Tenant (any of the events listed in Section 9.(a)(i) through 9.(a)(6) being a "Transfer"). If Tenant requests Landlord's consent to a Transfer, then Tenant shall provide Landlord with a written description of all terms and conditions of the proposed Transfer, copies of the proposed documentation, and the following information about the proposed transferee: name and address; reasonably satisfactory information about its business and business history; its proposed use of the Premises; banking, financial, and other credit information; and general references sufficient to enable Landlord to determine the proposed transferee's creditworthiness and character. Landlord shall not unreasonably withhold its consent to any assignment or subletting of the Premises, provided that the proposed transferee (A) is creditworthy, (B) has a good reputation in the business community, (C) does not engage in business similar to those of other tenants in the Building, and (D) is not another occupant of the Building or person or entity with whom Landlord is negotiating to lease space in the Building; otherwise, Landlord may withhold its consent in its sole discretion. Concurrently with Tenant's notice of any request for consent to a Transfer, Tenant shall pay to Landlord a fee of $750 to defray Landlord's expenses in reviewing such request, and Tenant shall also reimburse Landlord immediately upon request for its reasonable attorneys' fees incurred in connection with considering any request for consent to a Transfer. If Landlord consents to a proposed Transfer, then the proposed transferee shall deliver to Landlord a written agreement whereby it expressly assumes Tenant's obligations hereunder; however, any transferee of less than all of the space in the Premises shall be liable only for obligations under this Lease that are properly allocable to the space subject to the Transfer for the period of the Transfer. No Transfer shall release Tenant from its obligations under this Lease, but rather Tenant and its transferee shall be jointly and severally liable therefor. Landlord's consent to any Transfer shall not waive Landlord's rights as to any subsequent Transfers. If an Event of Default occurs while the Premises or any part thereof are subject to a Transfer, then Landlord, in addition to its other remedies, may collect directly from such transferee all rents becoming due to Tenant and apply such rents against Rent. Tenant authorizes its transferees to make payments of rent directly to Landlord upon receipt of notice from Landlord to do so. Tenant shall pay for the cost of any demising walls or other improvements necessitated by a proposed subletting or assignment.

      (b) Cancellation. Landlord may, within 30 days after submission of Tenant's written request for Landlord's consent to an assignment or subletting, cancel this Lease as to the portion of the Premises proposed to be sublet or assigned as of the date the proposed Transfer is to be effective. If Landlord cancels this Lease as to any portion of the Premises, Tenant shall have 5 days after Notice from Landlord thereof within which to withdraw its request for consent to an assignment or subletting in writing to Landlord. In the event that Tenant does not so withdraw its request, then this Lease shall cease for such portion of the Premises and Tenant shall pay to Landlord all Rent accrued through the cancellation date relating to the portion of the Premises covered by the proposed Transfer. Thereafter, Landlord may lease such portion of the Premises to the prospective transferee (or to any other person) without liability to Tenant.

      (c) Additional Compensation. Tenant shall pay to Landlord, immediately upon receipt thereof, the excess of(1) all compensation received by Tenant for a Transfer less the costs reasonably incurred by Tenant with unaffiliated third parties in connection with such Transfer (i.e., brokerage commissions, tenant finish work, and the like) over (2) the Rent allocable to the portion of the Premises covered thereby.

10.   Insurance; Waivers; Subrogation; Indemnity

      (a) Insurance. Tenant shall maintain throughout the Term the following insurance policies: (1) commercial general liability insurance in amounts of $3,000,000 per occurrence with $5,000,000 in the aggregate or such other amounts as Landlord may from time to time reasonably require, insuring Tenant, Landlord, Landlord's agents and their respective Affiliates (defined hereunder) against all liability for injury to or death of a person or persons or damage to property arising from the use and occupancy of the Premises, (2) insurance covering the full value of Tenant's property and improvements, and other property (including property of others) in the Premises, (3) contractual liability insurance sufficient to cover Tenant's indemnity obligations hereunder, and (4) worker's compensation insurance, containing a waiver of subrogation endorsement acceptable to Landlord. Tenant's insurance shall provide primary coverage to Landlord when any policy issued to Landlord provides duplicate or similar coverage, and in such circumstance Landlord's policy will be excess over Tenant's policy. Tenant shall furnish to Landlord certificates of such insurance and such other evidence satisfactory to Landlord of the maintenance of all insurance coverages required hereunder, and Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least 30 days before cancellation or a material change of any such insurance policies. All such insurance policies shall be in form, and issued by companies, reasonably satisfactory to Landlord.

      (b) Waiver of Negligence; No Subrogation. Landlord and Tenant each waives any claim it might have against the other for any injury to or death of any person or persons or damage to or theft, destruction, loss, or loss of use of any property (a "Loss"), to the extent the same is insured against under any insurance policy that covers the Building, the Premises, Landlord's or Tenant's fixtures, personal property, leasehold improvements, or business, or, in the case of Tenant's waiver, is required to be insured against under the terms hereof, regardless of whether the negligence of the other party caused such Loss; however, Landlord's waiver shall not include any deductible amounts on insurance policies carried by Landlord. Each party shall cause its insurance carrier to endorse all applicable policies waiving the carrier's rights of recovery under subrogation or otherwise against the other party.

      (c) Indemnity. Subject to Section 10.(b), Tenant shall defend, indemnify, and hold harmless Landlord and its representatives and agents from and against all claims, demands, liabilities, causes of action, suits, judgments, damages, and expenses (including attorneys' fees) arising from (1) any Loss arising from any occurrence on the Premises (other than any Loss arising out of a breach of Tenant's obligations under Section 7.(e), which shall be subject to the indemnity in such Section) or (2) Tenant's failure to perform its obligations under this Lease, even though caused or alleged to be caused by the negligence or fault of Landlord or its agents (other than a Loss arising from the negligence of Landlord or its agents). Subject to Section 10(b). Landlord shall defend, indemnify, and hold harmless Tenant and its agents from and against all claims, demands, liabilities, causes of action, suits, judgments, and expenses (including attorneys' fees) for any Loss arising from any occurrence in the Building's common areas (other than a Loss arising from the Negligence of a Tenant Party). This indemnity provision shall survive termination or expiration of this Lease. If any proceeding is filed for which indemnity is required hereunder, the indemnifying party agrees, upon request therefor, to defend the indemnified party in such proceeding at its sole cost utilizing counsel satisfactory to the indemnified party.

11.   Subordination; Attornment; Notice to Landlord's Mortgage

      (a) Subordination. This Lease shall be subordinate to any deed of trust, mortgage, or other security instrument, or any ground lease, master lease, or primary lease, that now or hereafter covers all or any part of the Premises (the mortgagee under any such mortgage or the lessor under any such lease is referred to herein as a "Landlord's Mortgagee"). Landlord shall use reasonable effort to obtain a subordination, recognition and attornment agreement in form reasonably acceptable to Landlord's Mortgagee and Tenant from the current Landlord's Mortgagee within 90 days from the date hereof however, Landlord's failure to deliver such agreement shall not constitute a default by Landlord hereunder nor prohibit the mortgaging of the Building. Any Landlord's Mortgagee may elect, at any time, unilaterally, to make this Lease superior to its mortgage, ground lease, or other interest in the Premises by so notifying Tenant in writing.

      (b) Attornment. Tenant shall attorn to any party succeeding to Landlord's interest in the Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease, or otherwise, upon such party's request, and shall execute such agreements confirming such attornment as such party may reasonably request, provided the same do not materially change, alter or amend the terms and provisions of this Lease.

      (c) Notice to Landlord's Mortgagee. Tenant shall not seek to enforce any remedy it may have for any default on the part of Landlord without first giving written notice by certified mail, return receipt requested, specifying the default in reasonable detail, to any Landlord's Mortgagee whose address has been given to Tenant, and affording such Landlord's Mortgagee a reasonable opportunity to perform Landlord's obligations hereunder.

      (d) Landlord's Mortgagee's Protection Provisions. If Landlord's Mortgagee shall succeed to the interest of Landlord under this Lease, Landlord's Mortgagee shall not be: (1) liable for any act or omission of any prior lessor (including Landlord); (2) bound by any rent or additional rent or advance rent which Tenant might have paid for more than the current month to any prior lessor (including Landlord), and all such rent shall remain due and owing, notwithstanding such advance payment; (3) bound by any security or advance rental deposit made by Tenant which is not delivered or paid over to Landlord's Mortgagee and with respect to which Tenant shall look solely to Landlord for refund or reimbursement; (4) bound by any termination, amendment or modification of this Lease made without Landlord's Mortgagee's consent and written approval, except for those terminations, amendments and modifications permitted to be made by Landlord without Landlord's Mortgagee's consent pursuant to the terms of the loan documents between Landlord and Landlord's Mortgagee; (5) subject to the defenses which Tenant might have against any prior lessor (including Landlord); and (6) subject to the offsets which Tenant might have against any prior lessor (including Landlord) except for those offset rights which (A) are expressly provided in this Lease, (B) relate to periods of time following the acquisition of the Building by Landlord's Mortgagee, and (C) Tenant has provided written notice to Landlord's Mortgagee and provided Landlord's Mortgagee a reasonable opportunity to cure the event giving rise to such offset event. Landlord's Mortgagee shall have no liability or responsibility under or pursuant to the terms of this Lease or otherwise after it ceases to own an interest in the Building. Nothing in this Lease shall be construed to require Landlord's Mortgagee to see to the application of the proceeds of any loan, and Tenant's agreements set forth herein shall not be impaired on account of any modification of the documents evidencing and securing any loan.

12. Rules and Regulations. Tenant shall comply with the rules and regulations of the Building which are attached hereto as Exhibit C. Landlord may, from time to time, change such rules and regulations for the safety, care, or cleanliness of the Building and related facilities, provided that such changes will not unreasonably interfere with Tenant's use of the Premises. Tenant shall be responsible for the compliance with such rules and regulations by each Tenant Party.

13.   Condemnation.

      (a) Total Taking. If the entire Building or Premises are taken by right of eminent domain or conveyed in lieu thereof (a "Taking"), this Lease shall terminate as of the date of the Taking.

      (b) Partial Taking - Tenant's Rights. If any part of the Building becomes subject to a Taking and such Taking will prevent Tenant from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Taking for a period of more than 150 days, then Tenant may terminate this Lease as of the date of such Taking by giving written notice to Landlord within 30 days after the Taking, and Rent shall be apportioned as of the date of such Taking. If Tenant does not terminate this Lease, then Rent shall be abated on a reasonable basis as to that portion of the Premises rendered untenantable by the Taking.

      (c) Partial Taking - Landlord's Rights. If any material portion, but less than all, of the Building becomes subject to a Taking, or if Landlord is required to pay any of the proceeds received for a Taking to a Landlord's Mortgagee, then Landlord may terminate this Lease by delivering written notice thereof to Tenant within 30 days after such Taking, and Rent shall be apportioned as of the date of such Taking. If Landlord does not so terminate this Lease, then this Lease will continue, but if any portion of the Premises has been taken, Rent shall abate as provided in the last sentence of Section 13.(b).

      (d) Award. If any Taking occurs, then Landlord shall receive the entire award or other compensation for the land on which the Building is situated, the Building, and other improvements taken, and Tenant may separately pursue a claim (to the extent it will not reduce Landlord's award) against the condemnor for the value of Tenant's personal property which Tenant is entitled to remove under this Lease, moving costs, loss of business, and other claims it may have.

14.   Fire or Other Casualty

      (a) Repair Estimate. If the Premises or the Building are damaged by fire or other casualty (a "Casualty"), Landlord shall, within 90 days after such Casualty, deliver to Tenant a good faith estimate (the "Damage Notice") of the time needed to repair the damage caused by such Casualty.

      (b) Landlord's and Tenant's Rights. If a material portion of the Premises or the Building is damaged by Casualty such that Tenant is prevented from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Casualty and Landlord estimates that the damage caused thereby cannot be repaired within 210 days after the Casualty, then Tenant may terminate this Lease by delivering written notice to Landlord of its election to terminate within 30 days after the Damage Notice has been delivered to Tenant. If Tenant does not so timely terminate this Lease, then (subject to Section 14.(c)) Landlord shall repair the Building or the Premises, as the case may be, as provided below, and Rent for the portion of the Premises rendered untenantable by the damage shall be abated on a reasonable basis from the date of damage until the completion of the repair, unless a Tenant Party caused such damage, in which case, Tenant shall continue to pay Rent without abatement.

      (c) Landlord's Rights. If a Casualty damages a material portion of the Building, and Landlord makes a good faith determination that restoring the Premises would be uneconomical, or if Landlord is required to pay any insurance proceeds arising out of the Casualty to a Landlord's Mortgagee, then Landlord may terminate this Lease by giving written notice of its election to terminate within 30 days after the Damage Notice has been delivered to Tenant, and Basic Rent and Additional Rent shall be abated as of the date of the Casualty.

      (d) Repair Obligation. If neither party elects to terminate this Lease following a Casualty, then Landlord shall, within a reasonable time after such Casualty, begin to repair tile Building and the Premises and shall proceed with reasonable diligence to restore the Building and Premises to substantially the same condition as they existed immediately before such Casualty; however, Landlord shall not be required to repair or replace any of the furniture, equipment, fixtures, alterations, and other improvements which may have been placed by, or at the request of, Tenant or other occupants in the Building or the Premises.

15. Personal Property Taxes. Tenant shall be liable for all taxes levied or assessed against personal property, furniture, or fixtures placed by Tenant in the Premises. If any taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and Landlord elects to pay the same, or if the assessed value of Landlord's property is increased by inclusion of such personal property, furniture or fixtures and Landlord elects to pay the taxes based on such increase, then Tenant shall pay to Landlord, upon demand, the part of such taxes for which Tenant is primarily liable hereunder; however, Landlord shall not pay such amount if Tenant notifies Landlord that it will contest the validity or amount of such taxes before Landlord makes such payment, and thereafter diligently proceeds with such contest in accordance with law and if the non-payment thereof does not pose a threat of lien or other cloud on Landlord's title to the Building or of lien or other cloud on Landlord's title to the Building or of loss or seizure of the Building or interest of Landlord therein or impose any fee or penalty against Landlord.

16. Events of Default. Each of the following occurrences shall be an "Event of Default":

      (a) Tenant's failure to pay Rent within five days after Landlord has delivered notice to Tenant that the same is due; however, an Event of Default shall occur hereunder without any obligation of Landlord to give any notice if Landlord has given Tenant written notice under this Section 16.(a) on more than one occasion during the twelve (12) month interval preceding such failure by Tenant;

      (b) Tenant (1) abandons or vacates the Premises or any substantial portion thereof or (2) fails to continuously operate its business in the Premises for the Permitted Use set forth herein;

      (c) Tenant fails to provide any estoppel certificate within the time period required under Section 24.(e) and such failure shall continue for 5 days after written notice thereof from Landlord to Tenant;

      (d) Tenant's failure to perform, comply with, or observe any other agreement or obligation of Tenant under this Lease and the continuance of such failure for a period of more than 30 days after Landlord has delivered to Tenant written notice thereof; however, if such failure is not cured within such 30-day period and Tenant commences to cure such failure within such 30-day period and thereafter diligently pursues such cure to completion, then such failure shall not constitute an Event of Default unless it is not fully cured within an additional 30 days after the original 30-day period; and

      (e) The filing of a petition by or against Tenant (the term "Tenant" shall include, for the purpose of this Section 16.(e), any guarantor of Tenant's obligations hereunder.) (1) in any bankruptcy or other insolvency proceeding;
(2) seeking any relief under any state or federal debtor relief law; (3) for the appointment of a liquidator or receiver for all or substantially all of Tenant's property or for Tenant's interest in this Lease; or (4) for the reorganization or modification of Tenant's capital structure; however, if such a petition is filed against Tenant, then such filing shall not be an Event of Default unless Tenant fails to have the proceedings initiated by such petition dismissed within 90 days after the filing thereof.

17. Remedies. Upon any Event of Default, Landlord may, in addition to all other rights and remedies afforded Landlord hereunder or by law or equity, including the night to seek specific performance of Tenant's obligations under this Lease, take any of the following actions:

      (a) Terminate this Lease by giving Tenant written notice thereof, in which event Tenant shall pay to Landlord the sum of (1) all Rent accrued hereunder through the date of termination, (2) all amounts due under Section 18.(a), and
(3) an amount equal to (A) the total Rent that Tenant would have been required to pay for the remainder of the Term discounted to present value at a per annum rate equal to the "Prime Rate" as published on the date this Lease is terminated by The Wall Street Journal, Northeast Edition, in its listing of "Money Rates" minus one percent (1%), minus (B) the then present fair rental value of the Premises for such period, similarly discounted;

      (b) Terminate Tenant's right to possess the Premises without terminating this Lease by giving written notice thereof to Tenant, in which event Tenant shall pay to Landlord (1) all Rent and other amounts accrued hereunder to the date of termination of possession, (2) all amounts due from time to time under
Section 18.(a), and (3) all Rent and other net sums required hereunder to be paid by Tenant during the remainder of the Term, diminished by any net sums thereafter received by Landlord through reletting the Premises during such period, after deducting all out-of-pocket costs incurred by Landlord in reletting the Premises. Landlord shall use reasonable efforts to relet the Premises on such terms as Landlord in its sole discretion may determine (including a term different from the Term, rental concessions, and alterations to, and improvement of, the Premises); however, Landlord shall not be obligated to relet the Premises before leasing other portions of the Building. Landlord shall not be liable for, nor shall Tenant's obligations hereunder be diminished because of, Landlord's failure to relet the Premises or to collect rent due for such reletting, provided that Landlord complies with its obligation to use reasonable efforts to relet the premises as provided above. Tenant shall not be entitled to the excess of any consideration obtained by reletting over the total Rent due hereunder. Reentry by Landlord in the Premises shall not affect Tenant's obligations hereunder for the unexpired Term; rather, Landlord may, from time to time, bring an action against Tenant to collect amounts due by Tenant, without the necessity of Landlord's waiting until the expiration of the Term. Unless Landlord delivers written notice to Tenant expressly stating that it has elected to terminate this Lease, all actions taken by Landlord to dispossess or exclude Tenant from the Premises shall be deemed to be taken under this Section l7.(b). If Landlord elects to proceed under this Section 17.(b), it may at any time thereafter elect to terminate this Lease under Section l7.(a).

      (c) Additionally, without notice, Landlord may alter locks or other security devices at the Premises to deprive Tenant of access thereto, and Landlord shall not be required to provide a new key or right of access to Tenant; or

      (d) Tenant hereby waives all right of redemption to which Tenant or any person under Tenant might be entitled by any law now or hereinafter in force.

18.   Payment by Tenant; Non-Waiver

      (a) Payment by Tenant. Upon any Event of Default, Tenant shall pay to Landlord all costs incurred by Landlord (including court costs and reasonable attorneys' fees and expenses) in (1) obtaining possession of the Premises, (2) removing and storing Tenant's or any other occupant's property, (3) repairing, restoring, altering, remodeling, or otherwise putting the Premises into condition acceptable to a new tenant, (4) if Tenant is dispossessed of the Premises and this Lease is not terminated, reletting all or any part of the Premises (including brokerage commissions, cost of tenant finish work, and other costs incidental to such reletting), (5) performing Tenant's obligations which Tenant failed to perform, and (6) enforcing, or advising Landlord of, its rights, remedies, and recourses arising out of the Event of Default. To the full extent permitted by law, Landlord and Tenant agree the federal and state courts of New Jersey shall have exclusive jurisdiction over any matter relating to or arising from this Lease and the parties' rights and obligations tinder this Lease.

      (b) No Waiver. Landlord's acceptance of Rent following an Event of Default shall not waive Landlord's rights regarding such Event of Default. No waiver by Landlord of any violation or breach of any of the terms contained herein shall waive Landlord's rights regarding any future violation of such term. Landlord's acceptance of any partial payment of Rent shall not waive Landlord's rights with regard to the remaining portion of the Rent that is due, regardless of any endorsement or other statement on any instrument delivered in payment of Rent or any writing delivered in connection therewith; accordingly, Landlord's acceptance of a partial payment of Rent shall not constitute an accord and satisfaction of the full amount of the Rent that is due.

19. Waiver of Distraint. Landlord waives all lien, right, interest and claim it might otherwise have in and waives its right of distraint of, the machinery, fixtures and other property of Tenant, and in any other property of any nature whether on or off the Premises, belonging to Tenant. The provisions of this Section are intended to apply to Landlord's common law (if any) and statutory right of distraint because of failure to pay Basic Rent and Additional Rent.

20. Surrender of Premises. No act by Landlord shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless it is in writing and signed by Landlord. At the expiration or termination of this Lease, Tenant shall deliver to Landlord the Premises with all improvements located therein in good repair and condition, free of Hazardous Substances placed on the Premises during the Term, broom-clean, reasonable wear and tear (and condemnation and Casualty damage not caused by Tenant, as to which Sections 13 and 14 shall control) excepted, and shall deliver to Landlord all keys to the Premises. Provided that Tenant has performed all of its obligations hereunder, Tenant may remove all unattached trade fixtures, furniture, and personal property placed in the Premises by Tenant, and shall remove such alterations, additions, improvements, trade fixtures, personal property, equipment, wiring, and furniture as Landlord may request. Tenant shall repair all damage caused by such removal. All items not so removed shall be deemed to have been abandoned by Tenant and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without notice to Tenant and without any obligation to account for such items. The term "trade fixtures" shall not include carpeting, floor coverings, attached shelving, lighting fixtures (other than free-standing lamps) wall coverings or similar improvements. The provisions of this Section 20 shall survive the end of the Term.

21. Holding Over. If Tenant fails to vacate the Premises at the end of the Term, then Tenant shall be a tenant from month to month and, in addition to all other damages and remedies to which Landlord may be entitled for such holding over, Tenant shall pay, in addition to the other Rent, Basic Rent as provided for pursuant to N.J.S.A. 2A:42-6 which shall be payable in advance on the first day of each month. The provisions of this Section 21 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. If Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys' fees) and liability resulting from such failure, including, without limiting the generality of the foregoing, any claims made by any succeeding tenant founded upon such failure to surrender, and any lost profits to Landlord resulting therefrom.

22. Certain Rights Reserved by Landlord. Provided that the exercise of such rights does not unreasonably interfere with Tenant's occupancy of the Premises, Landlord shall have the following rights:

      (a) To decorate and to make inspections, repairs, alterations, additions, changes, or improvements, whether structural or otherwise, in and about the Building, or any part thereof, to enter upon the Premises and, during the continuance of any such work, to temporarily close doors, entryways, public space, and corridors in the Building; to interrupt or temporarily suspend Building services and facilities; to change the name of the Building; and to change the arrangement and location of entrances or passageways, doors, and doorways, corridors, elevators, stairs, restrooms, or other public parts of the Building;

      (b) To take such reasonable measures as Landlord deems advisable for the security of the Building and its occupants; evacuating the Building for cause, suspected cause, or for drill purposes; temporarily denying access to the Building; and closing the Building after normal business hours and on Sundays and holidays, subject, however, to Tenant's right to enter when the Building is closed after normal business hours under such reasonable regulations as Landlord may prescribe from time to time; and

      (c) To enter the Premises at reasonable hours to show the Premises to prospective purchasers, lenders, or, during the last 12 months of the Term, tenants.

23.   Intentionally Deleted.

24.   Miscellaneous.

      (a) Landlord Transfer. Landlord may transfer any portion of the Building and any of its rights under this Lease. If Landlord assigns its rights under this Lease, then Landlord shall thereby be released from any further obligations hereunder, provided that the assignee assumes Landlord's obligations hereunder in writing.

      (b) Landlord's Liability. The liability of Landlord (and its partners, shareholders or members) to Tenant for any default by Landlord under the terms of this Lease shall be limited to Tenant's actual direct, but not consequential, damages therefor and shall be recoverable only from the interest of Landlord in the Building, and Landlord (and its partners, shareholders or members) shall not be personally liable for any deficiency. This Section shall not limit any remedies which Tenant may have for Landlord's defaults which do not involve the personal liability of Landlord.

      (c) Force Majeure. Other than for Tenant's obligations under this Lease that can be performed by the payment of money (e.g., payment of Rent and maintenance of insurance), whenever a period of time is herein prescribed for action to be taken by either party hereto, such party shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations, or restrictions, or any other causes of any kind whatsoever which are beyond the control of such party.

      (d) Brokerage. Neither Landlord nor Tenant has dealt with any broker or agent in connection with the negotiation or execution of this Lease, other than Grubb & Ellis, whose commission shall be paid by Landlord. Tenant and Landlord shall each indemnify the other against all costs, expenses, attorneys' fees, and other liability for commissions or other compensation claimed by any broker or agent claiming the same by, through, or under the indemnifying party.

      (e) Estoppel Certificates. From time to time, Tenant shall furnish to any party designated by Landlord, within ten days after Landlord has made a request therefor, a certificate signed by Tenant confirming and containing such factual certifications and representations as to this Lease as Landlord may reasonably request.

      (f) Notices. All notices and other communications given pursuant to this Lease shall be in writing and shall be (1) mailed by first class, United States Mail, postage prepaid, certified, with return receipt requested, and addressed to the parties hereto at the address specified next to their signature block,
(2) hand delivered to the intended address, or (3) sent by prepaid facsimile transmission, or telex followed by a confirmatory letter. All notices shall be effective upon delivery to the address of the addressee. The parties hereto may change their addresses by giving notice thereof to the other in conformity with this provision.

      (g) Separability. If any clause or provision of this Lease is illegal, invalid, or unenforceable under present or future laws, then the remainder of this Lease shall not be affected thereby and in lieu of such clause or provision, there shall be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid, or unenforceable clause or provision as may be possible and be legal, valid, and enforceable.

      (h) Amendments; and Binding Effect. This Lease may not be amended except by instrument in writing signed by Landlord and Tenant. No provision of this Lease shall be deemed to have been waived by a party to this Lease unless such waiver is in writing signed by such party, and no custom or practice which may evolve between the parties in the administration of the terms hereof shall waive or diminish the right of either party to insist upon the performance by the other party in strict accordance with the terms hereof. The terms and conditions contained in this Lease shall inure to the benefit of and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided. This Lease is for the sole benefit of Landlord and Tenant, and, other than Landlord's Mortgagee, no third party shall be deemed a third party beneficiary hereof.

      (i) Quiet Enjoyment. Provided Tenant has performed all of its obligations hereunder, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term, without hindrance from Landlord or any party claiming by, through, or under Landlord, but not otherwise, subject to the terms and conditions of this Lease.

      (j) No Merger. There shall be no merger of the leasehold estate hereby created with the fee estate in the Premises or any part thereof if the same person acquires or holds, directly or indirectly, this Lease or any interest in this Lease and the fee estate in the leasehold Premises or any interest in such fee estate.

      (k) No Offer. The submission of this Lease to Tenant shall not be construed as an offer, and Tenant shall not have any rights under this Lease unless Landlord executes a copy of this Lease and delivers it to Tenant.

      (l) Entire Agreement. This Lease constitutes the entire agreement between Landlord and Tenant regarding the subject matter hereof and supersedes all oral statements and prior writings relating thereto. Except for those set forth in this Lease, no representations, warranties, or agreements have been made by Landlord or Tenant to the other with respect to this Lease or the obligations of Landlord or Tenant in connection therewith. The normal rule of construction that any ambiguities be resolved against the drafting party shall not apply to the interpretation of this Lease or any exhibits or amendments hereto.

      (m) Waiver of Jury Trial. To the maximum extent permitted by law, Landlord and Tenant each waive right to trial by jury in any litigation arising out of or with respect to this Lease.

      (n) Governing Law. This Lease shall be governed by and construed in accordance with the laws of the State in which the Premises are located.

      (o) Joint and Several Liability. If Tenant is comprised of more than one party, each such party shall be jointly and severally liable for Tenant's obligations under this Lease.

      (p) Financial Reports. Within 15 days after Landlord's request, Tenant will furnish Tenant's most recent audited financial statements (including any notes to them) to Landlord, or, if no such audited statements have been prepared, such other financial statements (and notes to them) as may have been prepared by an independent certified public accountant or, failing those, Tenant's internally prepared financial statements. Tenant will discuss its financial statements with Landlord and will give Landlord reasonable access to Tenant's books and records in order to enable Landlord to verify the internally prepared financial statements. Landlord will not disclose any aspect of Tenant's financial statements that Tenant designates to Landlord as confidential except
(1) to Landlord's Mortgagee or prospective purchasers of the Building, (2) in litigation between Landlord and Tenant, and (3) if required by court order.

      (q) Landlord's Fees. Whenever Tenant requests Landlord to take any action or give any consent required or permitted under this Lease, Tenant will reimburse Landlord for Landlord's reasonable, out-of-pocket costs incurred in reviewing the proposed action or consent, including without limitation reasonable attorneys', engineers' or architects' fees, within 10 days after Landlord's delivery to Tenant of a statement of such costs. Tenant will be obligated to make such reimbursement without regard to whether Landlord consents to any such proposed action.

      (r) Telecommunications. Tenant and its telecommunications companies, including but not limited to local exchange telecommunications companies and alternative access vendor services companies shall have no right of access to and within the Building, for the installation and operation of telecommunications systems including but not limited to voice, video, data, and any other telecommunications services provided over wire, fiber optic, microwave, wireless, and any other transmission systems, for part or all of Tenant's telecommunications within the Building and from the Building to any other location without Landlord's prior written consent, which shall not be unreasonably withheld. Landlord shall use reasonable efforts to consider all such requests and respond thereto within 1 business day.

      (s) General Definitions. The following terms shall have the following meanings: "Laws" means all federal, state, and local laws, rules and regulations, all court orders, all governmental directives and governmental orders, and all restrictive covenants affecting the Property, and "Law" means any of the foregoing; "Affiliate" means any person or entity which, directly or indirectly, controls, is controlled by, or is under common control with the party in question; "Tenant Party" shall include Tenant, any assignees claiming by, through, or under Tenant, any subtenants claiming by, through, or under Tenant, and any agents, contractors, employees, invitees of the foregoing parties; and "including" means including, without limitation.

      (t) Confidentiality. Tenant acknowledges that the terms and conditions of this Lease are to remain confidential for Landlord's benefit, and may not be disclosed by Tenant to anyone, by any manner or means, directly or indirectly, without Landlord's prior written consent. The consent by Landlord to any disclosures shall not be deemed to be a waiver on the part of Landlord of any prohibition against any future disclosure. Landlord agrees that it shall not disclose the terms and conditions of this lease other than in the ordinary course of Landlord's business.

      (u) Parking. If and so long as Tenant is not in default beyond any applicable grace period under any of the terms, covenants and conditions of this Lease, Landlord shall provide Tenant with access for the parking of up to 55 automobiles, at no charge to Tenant.

      (v) Effectiveness of Lease. The effectiveness of this Lease is conditioned upon the execution and delivery to Landlord of a personal Guaranty in the form of Exhibit E.

      (w) List of Exhibits. All exhibits and attachments attached hereto are incorporated herein by this reference.

                  Schedule 1  -     Basic Rent
                  Exhibit A   -     Outline of Premises
                  Exhibit B   -     Legal Description of Building
                  Exhibit C   -     Building Rules and Regulations
                  Exhibit D   -     Tenant Finish Work: Landlord Builds to Plans
                  Exhibit E   -     Form of Guaranty

25.   Other Provisions.

LANDLORD AND TENANT EXPRESSLY DISCLAIM ANY IMPLIED WARRANTY THAT THE PREMISES ARE SUITABLE FOR TENANT'S INTENDED COMMERCIAL PURPOSE, AND TENANT'S OBLIGATION TO PAY RENT HEREUNDER IS NOT DEPENDENT UPON THE CONDITION OF THE PREMISES OR THE PERFORMANCE BY LANDLORD OF ITS OBLIGATIONS HEREUNDER, AND, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, TENANT SHALL CONTINUE TO PAY THE RENT, WITHOUT ABATEMENT, SETOFF OR DEDUCTION, NOTWITHSTANDING ANY BREACH BY LANDLORD OF ITS DUTIES OR OBLIGATIONS HEREUNDER, WHETHER EXPRESS OR IMPLIED. NOTHING IN THIS PARAGRAPH SHALL BE CONSTRUED TO DIMINISH THE OBLIGATIONS OF LANDLORD OR THE RIGHTS OF TENANT THAT ARE EXPRESSLY SET FORTH ELSEWHERE IN THIS LEASE.

                  [Remainder of page intentionally left blank}

Dated as of the date first above written.


                                    TENANT:

                                    MARLIN LEASING CORPORATION, a
                                    Delaware corporation

                                    By:
                                        -------------------------------------
                                    Name:       Gary W. Kester
                                          ------------------------------------
                                    Title:      Vice President
                                           -----------------------------------
                                    Address:    124 Gaither Drive, Suite 170
                                                Mt. Laurel, New Jersey
                                    Attention:  Daniel P. Dyer
                                    Telecopy:   (609) 910-1098


                                    LANDLORD:

                                    W9/MBC REAL ESTATE LIMITED
                                    PARTNERSHIP, a Delaware limited
                                    partnership

                                    By:   W9/MBC Gen-Par, Inc., its general
                                          partner

                                    By:
                                        -------------------------------------
                                    Name:       Stephen M. Abelman
                                         ------------------------------------
                                    Title:      A.V.P
                                          ------------------------------------
                                    Address:    c/o Archon Group, L.P.
                                                1275 K. Street, N.W., Suite 900
                                                Washington, DC 20005
                                    Attention:  Asset Manager
                                    Telecopy:   202-2 1 6-5 803


                                    With a copy to:

                                                Archon Group, L.P.
                                                600 Las Colinas Boulevard,
                                                Suite 1900
                                                Irving, Texas 75039
                                    Attention:  Asset Manager
                                    Telecopy:   972-830-7600

                                    EXHIBIT A

                     [ORIGINAL DOCUMENT INCLUDES A SCHEMATIC
                      OF THE PREMISES AT 124 GAITHER DRIVE]

                                    EXHIBIT B

                         [LEGAL DESCRIPTION OF BUILDING]

                                    EXHIBIT C

                         BUILDING RULES AND REGULATIONS

      The following rules and regulations shall apply to the Premises, the Building and the appurtenances thereto:

1. Sidewalks, doorways, vestibules, halls, stairways, and other similar areas shall not be obstructed by tenants or used by any tenant for purposes other than ingress and egress to and from their respective leased premises and for going from one to another part of the Building.

2. Plumbing, fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or deposited therein. Damage resulting to any such fixtures or appliances from misuse by a tenant or its agents, employees or invitees, shall be paid by such tenant.

3. No signs, advertisements or notices shall be painted or affixed on or to any windows or doors or other part of the Building. No nails, hooks or screws shall be driven or inserted in any part of the Building without the prior written consent of Landlord. Except as consented to in writing by Landlord or in accordance with Tenant's building standard improvements, no draperies, curtains, blinds, shades, screens or other devices shall be hung at or used in connection with any window or exterior door or doors of the Premises. No awning shall be permitted on any part of the Premises. Tenant shall not place anything against or near glass partitions or doors, or windows which might appear unsightly from outside the Premises.

4. Landlord will furnish Tenant, free of charge, with two keys to Tenant's suite entrance. Landlord may make a reasonable charge for any additional keys and for having any locks changed. Tenant shall not make or have made additional keys without Landlord's prior written consent, and Tenant shall not alter any lock or install a new additional lock or bolt on any door of its Premises without Landlord's prior written consent. Tenant shall deliver to Landlord upon termination of its tenancy, the keys to all locks for doors on the Premises and in the event of loss of any keys furnished by Landlord, shall pay Landlord therefor.

5. If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Landlord's instructions for their installation.

6. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by tenants of any bulky material, merchandise or materials shall be conducted under Landlord's supervision at such times and in such a manner as Landlord may reasonably require. Each tenant assumes all risks of and shall be liable for all damage to articles moved and injury to persons or public engaged or not engaged in such movement, including equipment, property and personnel of Landlord if damaged or injured as a result of acts in connection with carrying out this service for such tenant.

7. Landlord may prescribe weight limitations and determine the locations for safes and other heavy equipment or items, which shall in all cases be placed in the Building so as to distribute weight in a manner acceptable to Landlord which may include the use of such supporting devices as Landlord may require. All damages to the Building caused by the installation or removal of any property of a tenant, or done by a tenant's property while in the Building, shall be repaired at the expense of such tenant.

8. Corridor doors, when not in use, shall be kept closed. Nothing shall be swept or thrown into the corridors, halls, elevator shafts or stairways. No birds or animals shall be brought into or kept in, on or about any tenant's leased premises. No portion of any tenant's leased premises shall at any time be used or occupied as sleeping or lodging quarters.

9. Tenant shall not use or keep in the Premises any toxic or hazardous materials, or any kerosene, gasoline or inflammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment. Tenant shall not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of improper, objectionable or unpleasant noise, odors, or vibrations.

10. Tenant shall not make or permit any vibration or improper, objectionable or unpleasant noises or odors in the Building or otherwise interfere in any way with other tenants or persons having business with them.

11. No machinery of any kind (other than normal office equipment) shall be operated by any tenant on its leased area without Landlord's prior written consent, nor shall any tenant use or keep in the Building any flammable or explosive fluid or substance.

12. Landlord will not be responsible for lost or stolen personal property, money or jewelry from Tenant's Premises or public or common areas regardless of whether such loss occurs when the area is locked against entry or not. Tenant assumes any and all responsibility for protecting its Premises from theft and robbery, which responsibility includes keeping doors locked and other means of entry to the Premises closed.

13. No vending or dispensing machines of any kind may be maintained in any Premises without the prior written permission of Landlord.

14. Tenant shall not conduct any activity on or about the Premises or Building which will draw pickets, demonstrators, or the like.

15. All vehicles are to be currently licensed, in good operating condition, parked for business purposes having to do with Tenant's business operated in the Premises, parked within designated parking spaces, one vehicle to each space. Tenant shall not leave vehicles in the Building parking areas overnight, or park any vehicles in the Building parking areas other than automobiles, motorcycles, motor driven, non-motor driven bicycles, or four wheel drive trucks. No vehicle shall be parked as a "billboard" vehicle in the parking lot. Any vehicle parked improperly may be towed away. Tenant, Tenant's agents, employees, vendors and customers who do not operate or park their vehicles as required shall subject the vehicle to being towed at the expense of the owner or driver. Landlord may place a "boot" on the vehicle to immobilize it and may levy a charge of $50.00 to remove the "boot." Tenant shall indemnify, hold and save harmless Landlord of any liability arising from the towing or booting of any vehicles belonging to a Tenant Party.

16. Landlord may waive any one or more of these rules and regulations for the benefit of Tenant or any other tenant, but no waiver by Landlord shall be construed as a waiver of the rules and regulations in favor of tenant or any other Tenant, nor prevent Landlord from thereafter enforcing the rules and regulations against any or all of the tenants of the Building.

                                    EXHIBIT D

                TENANT FINISH-WORK: LANDLORD BUILDS TO PLANS

1. Except as set forth in this Exhibit, Tenant accepts the Premises in their "AS-IS" condition on the date that this Lease is entered into.

2. On or before the execution of this Lease, Tenant has delivered to Landlord a space plan depicting improvements to be installed in the Premises called space Plan SK-2, which plans were prepared by Polek-Schwartz Architects, and dated March 18, 1998 (the "Space Plans"). On or before April 17, 1998, Tenant shall provide to Landlord for its approval final working drawings, prepared in accordance with the Space Plans by an architect that has been approved by Landlord (which approval shall not unreasonably be withheld), of all improvements that Tenant proposes to install in the Premises; such working drawings shall include the partition layout, ceiling plan, electrical outlets and switches, telephone outlets, drawings for any modifications to the mechanical and plumbing systems of the Building, and detailed plans and specifications for the construction of the improvements called for under this
Exhibit in accordance with all applicable governmental laws, codes, rules, and regulations. Further, if any of Tenant's proposed construction work will affect the Building's heating, ventilation and air conditioning, electrical, mechanical, or plumbing systems, then the working drawings pertaining thereto shall be prepared by the Building's engineer of record, whom Tenant shall at its cost engage for such purpose. Landlord's approval of such working drawings shall not be unreasonably withheld, provided that (a) they comply with all applicable governmental laws, codes, rules, and regulations, (b) such working drawings are sufficiently detailed to allow construction of the improvements in a good and workmanlike manner, and (c) the improvements depicted thereon conform to the rules and regulations promulgated from time to time by Landlord for the construction of tenant improvements (a copy of which has been delivered to Tenant). As used herein, "Working Drawings" shall mean the final working drawings approved by Landlord, as amended from time to time by any approved changes thereto, and "Work" shall mean all improvements to be constructed in accordance with and as indicated on the Working Drawings. Approval by Landlord of the Working Drawings shall not be a representation or warranty of Landlord that such drawings are adequate for any use, purpose, or condition, or that such drawings comply with any applicable law or code, but shall merely be the consent of Landlord to the performance of the Work. Tenant shall, at Landlord's request, sign the Working Drawings to evidence its review and approval thereof. All changes in the Work must receive the prior written approval of Landlord, and in the event of any such approved change Tenant shall, upon completion of the Work, furnish Landlord with an accurate, reproducible "as-built" plan (e.g., sepia) of the improvements as constructed, which plan shall be incorporated into this Lease by this reference for all purposes. After the Working Drawings have been approved, Landlord shall cause the Work to be performed in accordance with the Working Drawings. The Work shall be performed only by contractors and subcontractors approved in writing by Landlord, which approval shall not be unreasonably withheld.

3. If a delay in the performance of the Work occurs (a) because of any change by Tenant to the Space Plans or the Working Drawings, (b) because of any specification by Tenant of materials or installations in addition to or other than Landlord's standard finish-out materials, or (c) if Tenant otherwise delays completion of the Work, then, notwithstanding any provision to the contrary in this Lease, Tenant's obligation to pay Rent hereunder shall commence on the scheduled Commencement Date. If the Premises are not ready for occupancy and the Work is not substantially completed (as reasonably determined by Landlord) on the scheduled Commencement Date for any reason other than the reasons specified in the immediately preceding sentence, then the obligations of Landlord and Tenant shall continue in full force and Rent shall be abated until the date the Work is substantially completed and the Premises are tendered to Tenant, which date shall be the Commencement Date.

4. Tenant shall bear the entire additional costs incurred by Landlord in performing the Work because of an event specified in clause 3.(a), 3.(b), or 3.(c) of this Exhibit. Tenant shall pay Landlord an amount equal to 50% of the estimated additional costs of any change to the Space Plans or the Working Drawings at the time of such change; Tenant shall pay to Landlord the remaining portion of additional costs incurred in performing the Work because of an event specified in clauses 3 .(a), 3 .(b), or 3 .(c) of this Exhibit upon substantial completion of the Work. In consideration for Landlord's management and supervision for services performed in connection with clauses 3.(a), 3.(b), and 3.(c), Tenant shall pay to Landlord a construction management fee equal to ten percent of the additional costs specified in this Section 4.

5. To the extent not inconsistent with this Exhibit, Section 7.(a) of this Lease shall govern the performance of the Work and Landlord's and Tenant's respective rights and obligations regarding the improvements installed pursuant thereto.

                                    EXHIBIT E

                                    GUARANTY

      As a material inducement to Landlord to enter into the Lease, dated April _, 1998 (the "Lease"), between MARLIN LEASING CORPORATION, as Tenant, and W9/MBC REAL ESTATE LIMITED PARTNERSHIP, as Landlord, ____________ having an address at _________________ and ___________________ having an address at ______________
(collectively the "Guarantors") each hereby unconditionally and irrevocably jointly and severally guarantee the complete and timely performance of each obligation of Tenant under the Lease and any extensions or renewals of and amendments to the Lease. This Guaranty is an absolute, primary, and continuing, guaranty of payment and performance and is independent of Tenant's obligations under the Lease. Guarantors waive any right to require Landlord to (a) join Tenant with Guarantors in any suit arising under this Guaranty, (b) proceed against or exhaust any security given to secure Tenant's obligations under the Lease, or (c) pursue or exhaust any other remedy in Landlord's power. Landlord may, without notice or demand and without affecting each Guarantors' liability hereunder, from time to time, compromise, extend or otherwise modify any or all of the terms of the Lease. Guarantors hereby waive all demands for performance, notices of performance, and notices of acceptance of this Guaranty. The liability of the Guarantors under this Guaranty will not be affected by (1) the release or discharge of Tenant from, or impairment, limitation or modification of, Tenant's obligations under the Lease in any bankruptcy, receivership, or other debtor relief proceeding, whether state or federal and whether voluntary or involuntary; (2) the rejection or disaffirmance of the Lease in any such proceeding; or (3) the cessation from any cause whatsoever of the liability of Tenant under the Lease. Guarantors shall pay to Landlord all costs incurred by Landlord in enforcing this Guaranty (including, without limitation, reasonable attorneys' fees and expenses). The obligations of Tenant under the Lease to execute and deliver estoppel statements, as therein provided, shall be deemed to also require the Guarantors hereunder to do so and provide the same relative to Guarantors following written request by Landlord in accordance with the terms of the Lease.

      Notwithstanding anything to the contrary contained herein, this Guaranty shall remain effective until the date on which Tenant provides Landlord with Tenant's most recent financial statement, audited by an accounting firm reasonably acceptable to Landlord, which shows that Tenant has a net worth of $5,000,000.00, at which time this Guaranty shall be of no further force or effect, and the Guarantors shall be released of all liability hereunder.


                                        ----------------------------------------



                                        ----------------------------------------

                               AMENDMENT TO LEASE

            THIS AMENDMENT TO LEASE ("Amendment") is dated as of the 22ND day of September, 1999, and is entered into by and between W9/PHC Real Estate Limited Partnership, a Delaware limited partnership ("Landlord") and Marlin Leasing Corporation, a Delaware corporation ("Tenant").

                                   BACKGROUND

                  A. Landlord and Tenant entered into that certain Lease Agreement dated as of April 9, 1998 ("Lease") pursuant to which Tenant leases from Landlord Suite No. 170 consisting of approximately +/- 12,271 rentable square feet in the office building ("Building") located in the business park commonly known as Gateway Business Park with a street address of 124 Gaither Drive, Mt. Laurel Township, Burlington County, New Jersey and as defined in the Lease as the Premises (herein sometimes referred to as "Suite No. 170").

                  B. Tenant desires to expand the Premises and lease from Landlord and Landlord desires to rent to Tenant, in addition to the Premises, Suite 200 consisting of approximately +/-16,994 rentable square feet in the Building (the "Expansion Premises").

                  C. Capitalized terms used, but not defined herein, shall have the same meaning given those terms in the Lease.

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows.

      1. The Background above is incorporated herein by reference.

      2. The Lease is hereby amended to correct the typographical error in Landlord's name throughout the Lease from "W9/MBC Real Estate Limited Partnership" to "W9/PHC Real Estate Limited Partnership."

      3. Subject to the terms of the Lease, as hereby amended, Landlord leases to Tenant, and Tenant leases from Landlord, in addition to the Premises, the Expansion Premises as depicted in the plan attached hereto as Exhibit A. Notwithstanding anything else contained herein to the contrary for the first
(1st) year of the Lease term hereof, Tenant shall lease from Landlord only a portion of the Expansion Premises consisting of approximately +/-10,059 square feet. At any time during the first (1st) year of the Lease term, but no later than the first (1st) day of the first (1st) month of the second year of the Lease term, Tenant shall lease from Landlord the entire Expansion Premises.

      4. The term of the Lease for the Expansion Premises shall commence on the earlier of (i) January 2, 2000; or (ii) Tenant's occupancy of the Premises (the "Commencement Date") and ending at 5:00 p.m. on the last day of the 60th full calendar month following the

Commencement Date, subject to adjustment and earlier termination as provided in the Lease (the "Termination Date").

      5. (a) Notwithstanding anything else contained herein to the contrary, if the Expansion Premises are not ready for occupancy by Tenant on or before the Commencement Date, then (a) Tenant's obligation to pay Basic Rent and Additional Rent for the Expansion Premises shall be waived until Landlord tenders possession of the Expansion Premises to Tenant, (b) Landlord shall not be in default under the Lease as hereby amended or be liable for damages therefor, and
(c) Tenant shall accept possession of the Expansion Premises when Landlord tenders possession thereof to Tenant.

         (b) Notwithstanding anything else contained herein to the contrary, if Landlord fails to tender possession of the Expansion Premises in ready for occupancy condition on or before March 1, 2000, and if such failure to tender possession of the Expansion Premises is not caused by a Tenant Party or Tenant Delay, then Tenant shall, as its exclusive remedy therefor, receive a credit equal to one (1) month's Monthly Basic Rent for the Expansion Premises for each month's delay from and after March 1, 2000 (prorated for partial month's delay) until Landlord delivers occupancy of the Expansion Premises in accordance with the terms hereof.

      6. The term of the Lease for Suite No. 170 is hereby extended to run coterminus with the term for the Expansion Premises and shall likewise expire on the Termination Date (the "Premises Extended Term").

      7. Monthly Basic Rent for Suite No. 170 for the Premises Extended Term shall be the following amounts for the following periods of time and shall be payable in accordance with the Terms of the Lease:

            Time Period                               Monthly Basic Rent
            August 1, 2001 - July 31, 2002              $12,639.13
            August 1,2002 - July 31, 2003               $13,018.30
            August 1, 2003 - July 31, 2004              $13,408.85
            August 1, 2004 - Termination Date           $13,810.70

      8. The Lease shall be amended so that the term "Premises" shall be deemed to include the Premises and the Expansion Premises.

      9. Basic Rent for the Expansion Premises shall be the following amounts for the following periods of time and Monthly Basic Rent under the Lease paid monthly shall be increased by the following amounts:

            Time Period       Monthly Basic Rent (Expansion Premises)
            -----------       ---------------------------------------
            Year 1            $10,059.00 based on+/-10,059 rsf to increase
                              to $16,994.00 on the date of expansion into entire
                              Expansion Premises
            Year 2            $17,503.82
            Year 3            $18,028.93
            Year 4            $18,569.80
            Year 5            $19,126.89

      10. Tenant shall pay as Additional Rent for the Expansion Premises Tenant's Proportionate Share of the Operating Costs. For purposes hereof, prior to Tenant's occupancy of the entire Expansion Premises and based on occupancy of 10,059 rsf, Tenant's Proportionate Share for the Expansion Premises shall be
12.63 % and upon Tenant's occupancy of the entire Expansion Premises and throughout the Lease term Tenant's Proportionate Share shall be 21.34%, which are the percentages obtained by dividing the rentable square feet area of the Expansion Premises by the total number of square feet of area in the Building, which is stipulated to be 79,635 rentable square feet.

      11. Contemporaneously with the execution of this Amendment, Tenant shall pay to Landlord $16,994 to be added to the Security Deposit held by Landlord to secure Tenant's performance of its obligations under the Lease, as hereby amended.

      12. Tenant may use 4.5 undesignated parking spaces for every 1,000 rentable square feet in the Expansion Premises in the parking garage/area associated with the Building (the "Parking Area") during the Term at no charge to Tenant.

      13. (a) Except as set forth herein, Tenant accepts the Expansion Premises in their "AS-IS" condition on the date that this Lease is entered into.

          (b) On or before the date which is 15 days following the date on which this Amendment is fully executed by both Landlord and Tenant, Landlord shall engage a design consultant reasonably acceptable to Tenant (whose fee shall be included in the Total Construction Cost [defined below]) to prepare final working drawings of all improvements to be installed in the Expansion Premises and deliver the same to Tenant for its review and approval (which approval shall not be unreasonably withheld, delayed or conditioned). Tenant shall notify Landlord whether it approves of the submitted working drawings within five business days after Landlord's submission thereof. If Tenant disapproves of such working drawings, then Tenant shall notify Landlord thereof specifying in reasonable detail the reasons for such disapproval, in which case Landlord shall, within three business days after such notice, revise such working drawings in accordance with Tenant's objections and submit to Tenant for its review and approval. Tenant shall notify Landlord in writing whether it approves of the resubmitted working drawings within two business days after its receipt thereof. This process shall be repeated until the working drawings have been finally approved by Landlord and Tenant. If Tenant fails to notify Landlord that it disapproves of the initial working drawings ithin five business days (or, in the case of resubmitted working drawings, within two business days) after the submission thereof, then Tenant shall be deemed to have approved the working drawings in question. Any delay caused by Tenant's unreasonable withholding of its consent or delay in giving its written approval as to such working drawings shall constitute Tenant Delay Day (defined below). To the extent that such working drawings also require Landlord's approval, Landlord shall also approve such working drawings within three business days after the architect's submission of such working drawings to Landlord. Further, if any of Tenant's proposed construction work will affect the Building's HVAC, electrical, mechanical, or plumbing systems, then the working drawings pertaining thereto must be approved by the Building's engineer of record. Landlord's approval of such working drawings shall not be unreasonably withheld, provided that (a) they comply with all Laws, (b) such working drawings are sufficiently detailed to allow construction of the improvements in a good and workmanlike manner, and (c) the improvements depicted thereon conform to the rules and regulations promulgated from time to time by Landlord for the construction of tenant improvements. As used herein, "WORKING DRAWINGS" shall mean the final working drawings approved by Landlord, as amended from time to time by any approved changes thereto, and "WORK" shall mean all improvements to be constructed in accordance with and as indicated on the Working Drawings, together with any work required by governmental authorities to be made to other areas of the Building solely as a result of the improvements indicated by the Working Drawings. Landlord's approval of the Working Drawings shall not be a representation or warranty of Landlord that such drawings are adequate for any use or comply with any Law, but shall merely be the consent of Landlord thereto. Tenant shall, at Landlord's request, sign the Working Drawings to evidence its review and approval thereof. All changes in the Work must receive the prior written approval of Landlord, and in the event of any such approved change Tenant shall, upon completion of the Work, furnish Landlord with an accurate, reproducible "as-built" plan of the improvements as constructed. After the Working Drawings have been approved, Landlord shall cause the Work to be performed in accordance with the Working Drawings.

          (c) The Work shall be performed only by contractors and subcontractors approved in writing by Landlord, which approval shall not be unreasonably withheld, delayed or conditioned. All contractors and subcontractors shall be required to procure and maintain insurance against such risks, in such amounts, and with such companies as Landlord may reasonably require. Certificates of such insurance, with paid receipts therefor, must be received by Landlord before the Work is commenced. The Work shall be performed in a good and workmanlike manner free of defects, shall conform strictly with the Working Drawings, and shall be performed in such a manner and at such times as and not to interfere with or delay Landlord's other contractors, the operation of the Building, and the occupancy thereof by other tenants. All contractors and subcontractors shall contact Landlord and schedule time periods during which they may use Building facilities in connection with the Work (e.g., elevators, excess electricity, etc.).

          (d) If a delay in the performance of the Work occurs solely (i) because of any change by Tenant to the Working Drawings, or (ii) because of any specification by Tenant of materials or installations not set forth in the Working Drawings that are in addition to or other han Landlord's standard finish-out materials, or (iii) because Tenant or Tenant's agents otherwise delays completion of the Work, then, notwithstanding any provision to the contrary in this Lease, Tenant's obligation to pay Rent hereunder shall commence on the scheduled Commencement Date (each delay a "TENANT DELAY" and day of delay caused by any such event shall be a "TENANT DELAY DAY" provided, however, that "Tenant Delay" shall not include any unreasonable or undue delay by contractors or subcontractors in the performance of the Work). If the Expansion Premises are not ready for occupancy and the Work is not substantially completed (as reasonably determined by Landlord) on the scheduled Commencement Date for any reason other than the reasons specified in the immediately preceding sentence, then the obligations of Landlord and Tenant shall continue in full force and Rent shall be abated until the date the Work is substantially completed less the number of Tenant Delay Days, which date shall be the Commencement Date.

          (e) The entire cost of performing the Work (including, without limitation, design of the Work and preparation of the Working Drawings, costs of construction labor and materials, electrical usage during construction, additional janitorial services during construction, general tenant signage, related taxes and insurance costs, and the construction supervision fee referenced herein, all of which costs are herein collectively called the "TOTAL CONSTRUCTION COSTS") in excess of the Construction Allowance (hereinafter defined) shall be paid by Tenant. Upon approval of the Working Drawings and selection of a contractor, Tenant shall promptly (i) execute a work order agreement prepared by Landlord which identifies such drawings and itemizes the Total Construction Costs and sets forth the Construction Allowance, and (ii) pay to Landlord 50% of the amount by which Total Construction Costs exceed the Construction Allowance; upon substantial completion of the Work, Tenant shall pay to Landlord an amount equal to the Total Construction Costs (as adjusted for any approved changes to the Work), less (1) the amount of the advance payment already made by Tenant, and (2) the amount of the Construction Allowance.

          (f) Landlord shall provide to Tenant a construction allowance (the "CONSTRUCTION ALLOWANCE") equal to the lesser of (a) $15.00 per rentable square foot in the Expansion Premises (equaling $254,910.00) or (b) the Total Construction Costs, as adjusted for any approved changes to the Work; however, if Tenant or its agent is managing the performance of the Work, then Tenant shall not become entitled to full credit for the Construction Allowance until the Work has been substantially completed and Tenant has caused to be delivered to Landlord (1) all invoices from contractors, subcontractors, and suppliers evidencing the cost of performing the Work, together with lien waivers from such parties, and a consent of the surety to the finished Work (if applicable) and
(2) a certificate of occupancy from the appropriate governmental authority, if applicable to the Work, or evidence of governmental inspection and approval of the Work.

          (g) Landlord or its affiliate or agent shall supervise the Work, make disbursements required to be made to the contractor, and act as a liaison between the contractor and Tenant and coordinate the relationship between the Work, the Building, and the Building's systems. In consideration for Landlord's construction supervision services, Tenant shall pay to

Landlord from the Construction Allowance a construction supervision fee equal to five percent of the Total Construction Costs.

          (h) To the extent not inconsistent herein, Section 7 of the Lease shall govern the performance of the Work and Landlord's and Tenant's respective rights and obligations regarding the improvements installed pursuant thereto.

      14. The Lease is hereby ratified and confirmed, and, as modified by this Amendment, the Lease remains in full force and effect.

      15. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

      16. This Amendment may be executed in any number of counterparts, each of which shall be an original and all, when taken together, shall constitute one and the same document. Transmission by facsimile of an executed counterpart of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart.

      17. Landlord hereby acknowledges that the Guaranty dated April 8, 1998 executed by Daniel P. Dyer, Gary Kester and Gary R. Shivers (collectively, the "Guarantors") by its terms is no longer in force or effect and Guarantors are hereby released of all liability thereunder.

           IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first written above.

                                    LANDLORD:


                                    W9/PHC REAL ESTATE LIMITED
                                    PARTNERSHIP, a Delaware limited
                                    partnership

                                    By:   W9/PHC Gen-Par, Inc., a Delaware
                                          corporation, its sole general partner

                                          By:
                                             ---------------------------------
                                          Name:       Stephen M. Abelman
                                               -------------------------------
                                          Title:      Assistant Vice President
                                                ------------------------------


                                     TENANT:

                                    MARLIN LEASING CORPORATION, a Delaware
                                    corporation

                                    By:
                                       ---------------------------------------
                                    Name:   George D. Pelose
                                         -------------------------------------
                                    Title:  Vice President and General Counsel
                                          ------------------------------------

                                   EXHIBIT A

                           PLAN OF EXPANSION PREMISES

              [ORIGINAL DOCUMENT INCLUDES A SCHEMATIC INDICATING THE
                                EXPANSION SPACE]